UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024

NewAmsterdam Pharma Company N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-41562	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gooimeer 2-35 Naarden The Netherlands	1411 DC
(Address of principal executive offices)	(Zip Code)

+31 (0) 35 206 2971

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Ordinary Shares, nominal value €0.12 per share	NAMS	The Nasdaq Stock Market LLC
Warrants to purchase Ordinary Shares	NAMSW	The Nasdaq Stock Market LLC

☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement of Historical Financials

On October 18, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of NewAmsterdam Pharma Company N.V. (the “Company”), after consultation with the Company’s management and independent registered public accounting firm, concluded that the Company’s previously issued consolidated financial statements as at December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 (the “Affected Financial Statements”), prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board and included in the Company’s Annual Report on Form 20-F for the year ended December 31, 2022 (the “2022 Annual Report”), should no longer be relied upon due to certain errors in the calculation of the Company’s net loss per ordinary share contained therein.

The errors related to the reported weighted average ordinary shares outstanding for each period for which the Company’s consolidated statements for profit or loss and comprehensive loss were reported whereby the number of ordinary shares outstanding at the end of each period was erroneously reported as the weighted average number of ordinary shares outstanding, thus resulting in the erroneous reporting of the Company’s net loss per ordinary share for each period presented in the Affected Financial Statements.

The erroneous calculations were not included in the consolidated financial statements of the Company as at December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023, prepared in accordance with generally accepted accounting principles in the United States and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company’s management and the Audit Committee discussed the matters disclosed in this Item 4.02 with Deloitte Accountants B.V., the Company’s independent registered public accounting firm.

Next Steps

As a result of the misstatement, the Company intends to restate the Affected Financial Statements in an amendment to the 2022 Annual Report that the Company intends to file with the Securities and Exchange Commission as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewAmsterdam Pharma Company N.V.

By:	/s/ Michael Davidson
Michael Davidson
Chief Executive Officer

Dated: October 18, 2024